UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

______________________

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Filed by a Party other than the Registrant [ ]

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☐ Preliminary Proxy Statement

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Virginia National Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2024

To All of Our Shareholders:

We are pleased to invite you to attend the 2024 Annual Meeting of Shareholders of Virginia National Bankshares Corporation. The meeting will be held on Thursday, June 27, 2024 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911.

This document also includes the notice of the meeting and the proxy statement, which provides more information about the meeting. A copy of Virginia National Bankshares Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 is made available with the proxy statement.

Whether or not you plan to attend the meeting, it is important your shares be represented and voted. Please complete and return the proxy card you receive as soon as possible. You can also vote your shares online or by phone using the instructions on your proxy card.

We appreciate your support as a shareholder and hope you will join us on June 27th.

Very truly yours,

Glenn W. Rust
President and Chief Executive Officer

If your shares are held by a broker, bank or other custodian, you will need to vote using the instruction form provided by your broker, bank or other custodian in order for your vote to be counted. You will only be able to vote during the meeting if you obtain a legal proxy from your broker, bank or other custodian. Please see page 2 of the proxy statement for more details.

Your Vote is Important.

VIRGINIA NATIONAL BANKSHARES CORPORATION

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 27, 2024

The 2024 Annual Meeting of Shareholders of Virginia National Bankshares Corporation (the “Company”) will be held on Thursday, June 27, 2024 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911.

The following items will be considered and voted upon at the meeting:

1.
Election of ten (10) directors to serve until the next annual meeting of shareholders.
2.
Advisory (non-binding) vote to approve the Company’s executive compensation.
3.
Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024.
4.
Transaction of such other business as may properly come before the meeting or any adjournments or postponements.

The Board of Directors has fixed April 15, 2024 as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

Whether or not you plan to join the meeting, it is important your shares are represented at the meeting. Please complete and return the proxy card you receive promptly. You may also vote your shares online or by phone using the instructions on your proxy card. If you are a registered shareholder, you may vote during the meeting even if you have already voted by another method.

By Order of the Board of Directors:

April 29, 2024	Tara Y. Harrison
Executive Vice President and Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders’ Meeting to Be Held on June 27, 2024

A complete set of proxy materials is available at www.vnbcorp.com/proxy. The materials available include this combined notice of the annual meeting and the proxy statement, the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q: When and where is the shareholders’ meeting?

A: The Annual Meeting of Shareholders (the “Annual Meeting” or “meeting”) will be on Thursday, June 27, 2024 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911.

Q: What am I being asked to vote on?

A: At the Annual Meeting, you will be asked to vote on the following proposals:

•
to elect ten (10) directors to serve until the next annual meeting of shareholders;
•
to approve, on an advisory (non-binding) basis, the Company’s executive compensation; and
•
to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024.

We will also vote on any other matters that may properly come before the Annual Meeting.

Q: What do I need to do now?

A: Just indicate on your proxy card how you want to vote, and sign, date and return it as soon as possible. You may also vote online or by phone using the instructions on your proxy card. If you sign and send in your proxy, or submit your vote online or by phone, and do not indicate how you want to vote, your proxy will be voted “FOR” the election of the director nominees named in the proxy statement as directors of the Company to serve until the Company’s next annual meeting of shareholders, “FOR” the approval of the Company’s executive compensation, and “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024.

If you are a registered shareholder, you can choose to attend the Annual Meeting and vote your shares during the meeting instead of returning your completed proxy card. If you do return a proxy card, you may attend the meeting and change your vote. See “Voting and Revocation of Proxies” on page 2 of the proxy statement.

Q: If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A: If you own shares that are held in street name, meaning through a broker, bank or other custodian (each, a “broker”), and you do not provide the broker holding the shares with specific voting instructions then, under applicable rules, the broker holding the shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the broker holding such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker will inform the inspector of election and/or voting tabulator that it does not have the authority to vote on the matter with respect to the shares. This is generally referred to as a “broker non-vote.”

The election of directors (Proposal 1) and the approval of the Company’s executive compensation (Proposal 2) are considered non-routine under applicable rules, so broker non-votes may exist for these proposals. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024 (Proposal 3) is a matter considered routine under applicable rules. Since brokers may generally vote on routine matters without instructions, no broker non-votes are expected to exist in connection with Proposal 3.

Please provide instructions to your broker on how you want your shares voted by completing the voting instruction form you receive from your broker.

VIRGINIA NATIONAL BANKSHARES CORPORATION

PROXY STATEMENT

2024 ANNUAL MEETING OF SHAREHOLDERS

June 27, 2024

GENERAL

This proxy statement is being furnished to you as part of the solicitation of proxies by the Board of Directors of Virginia National Bankshares Corporation (the “Company” or “Virginia National”) for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 27, 2024 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911, and at any adjournment or postponement of the meeting (the “Annual Meeting” or “Meeting”). The Annual Meeting will be held for the purposes set forth in this proxy statement and in the Notice of the Annual Meeting. The date of this proxy statement is April 29, 2024. This proxy statement and form of proxy (also sometimes referred to as the “proxy card”) is being furnished to shareholders beginning on or about April 29, 2024.

Record Date and Voting Rights of Shareholders

Only shareholders of record of the Company’s common stock (“common stock”) as of the close of business on April 15, 2024, the record date fixed for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the close of business on the record date, there were 5,390,388 shares of common stock outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Each share of common stock entitles the record holder thereof to one vote for each matter to be voted upon at the Annual Meeting.

Quorum

A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxy’s authority to vote (including broker non-votes as discussed on page 2) on a matter will count toward a quorum but will not be included in determining the number of votes cast with respect to such matter. Shares held by brokers, banks or other custodians that are voted on any matter are included in the quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Vote Required

The vote required for approval varies based on the proposal. Directors are elected by plurality; therefore, the ten (10) nominees receiving the greatest number of affirmative votes cast will be elected. Approval of all other proposals contained in this proxy statement, as well as any other business that may properly come before the shareholders at the Annual Meeting, will be approved if the votes cast in favor of the proposal or other action at the Annual Meeting exceed the votes cast against that proposal or other action.

Voting and Revocation of Proxies

Execution of a proxy will not affect a registered shareholder’s right to attend the Annual Meeting and submit a vote. Any registered shareholder who has executed and returned a proxy, or submitted a vote online or by phone, may revoke it by attending the Annual Meeting and submitting a vote during the meeting. A registered shareholder may also revoke his or her proxy at any time before it is exercised by filing a written notice with the Corporate Secretary of the Company or by submitting a proxy bearing a later date. All references in the proxy statement to “proxy,” other than “legal proxy,” shall refer to any method by which a shareholder authorizes the proxy holder(s) to vote shares, including proxy cards submitted by mail and votes submitted online, by phone or through any other method available. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Shares Held in Accounts with Brokers, Banks and Other Custodians; Broker Non-Votes

If your shares are held in an account with a broker, bank or other custodian (each, a “Broker”), then your shares are held in “street name.” The Broker holding your shares, or its nominee, is the shareholder for purposes of voting at the Annual Meeting, and you are considered the beneficial owner. As beneficial owner, you have the right to direct the Broker how to vote the shares held for you, and you must follow the instructions of that Broker in order to vote your shares or to change a previously submitted voting instruction. Since you are not the registered owner, you may not vote your shares during the Annual Meeting unless you (a) obtain a legal proxy from the Broker holding your shares giving you the right to vote shares registered in its name at the Annual Meeting and (b) send legal proxy to the Company in accordance with the instructions outlined below. Please note that this legal proxy is different from the proxy card or voting instructions you generally receive in the mail. If you wish to vote your shares during the Annual Meeting, please contact the Broker holding your shares for a legal proxy. After you obtain a legal proxy, you must send it either via: (i) email to compliance@vnb.com, or (ii) mail to Virginia National Bank, ATTN: Legal Department, 404 People Place, Charlottesville, VA 22911. Your legal proxy must be received at least four (4) business days prior to the Annual Meeting in order to issue information that will allow you to submit your vote during the Annual Meeting.

If the Broker holding your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that Broker does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors (Proposal 1) and the approval of the Company’s executive compensation (Proposal 2) are matters that are considered non-routine under applicable rules; therefore, broker non-votes may exist in connection with those proposals. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024 (Proposal 3) is a matter considered routine under applicable rules, so no broker non-votes are expected to exist in connection with Proposal 3.

How Shares will be Voted

Shares represented by proxies will be voted at the Annual Meeting as follows:

•
Properly Completed Proxies – Shares represented by a properly completed proxy that contains voting instructions will be voted in accordance with the voting instructions specified in the proxy.
•
Proxies Without Voting Instructions – Shares represented by proxies that are properly signed and dated but which do not contain voting instructions will be voted in accordance with the recommendations of the Company’s Board of Directors (the “Board”).
•
Abstentions – A properly executed proxy marked “ABSTAIN” will be counted for purposes of determining whether there is a quorum present at the Annual Meeting, but the shares represented by that proxy will not be voted at the Annual Meeting.
•
Broker Non-votes – Other than with respect to the ratification of the Company’s independent registered public accounting firm, your Broker may not vote your shares unless you provide instructions to your Broker on how to vote them.

Solicitation of Proxies

The Company is soliciting the proxies associated with this proxy statement and will bear all costs of the solicitation, including the cost of reimbursing Brokers for forwarding proxy materials to beneficial owners of shares they hold. Solicitation of proxies is being made by mail. The Company may also solicit proxies in person or by telephone, electronic mail or special letter. Solicitations may be made by directors, officers and other employees of the Company or any subsidiary, none of whom will receive any separate or additional compensation for such solicitations.

PROPOSAL 1 – ELECTION OF DIRECTORS

General

Ten (10) directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. Directors will be elected by a plurality of the votes cast, so the ten (10) nominees receiving the highest number of votes will be elected, even though such ten (10) individuals may not receive “FOR” votes from a majority of the votes cast.

Nominations for Directors

The Board of Directors has nominated the ten (10) individuals named below for election to the Board at the Annual Meeting, all of whom are currently serving on the Board. Steven W. Blaine, a director of the Company and the Bank, is not standing for re-election and will retire from the boards of directors of the Company and the Bank as of the Annual Meeting.

All persons nominated have consented to being named as nominees in this proxy statement and have indicated they are willing to serve as directors if elected. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve, shares represented by proxies will be voted at the discretion of the named proxies for such other person as the Board of Directors may nominate.

The following table sets forth certain information concerning the persons who have been nominated for election as directors by the Board of Directors (ages and committee roles as of April 15, 2024):

Name (Age)	Principal Occupation	Director Since		Committee Membership ***
John B. Adams, Jr. (79)	Chief Executive Officer and President of a real estate holding company	2021	*	CC
Kevin T. Carter (58)	Managing Director of a resort property	2021	*	CC
Hunter E. Craig (63)	Owner of a residential, commercial and industrial property company	2020	*	AC
William D. Dittmar, Jr. (71)	Entrepreneur, Investor and Developer	1998	**	CG
Randolph D. Frostick (67)	Attorney	2021	*	AC; CC; CG
Linda M. Houston (66)	Retired, former Managing Director/Division Executive for Merrill Lynch	2018		AC; CC; CG
Jay B. Keyser (67)	Chief Executive of a family office	2021	*	AC
Glenn W. Rust (68)	President and Chief Executive Officer, Virginia National Bankshares Corporation and Virginia National Bank (the "Bank")	2006	**
Sterling T. Strange, III (63)	President and Chief Executive Officer of an information technology software firm	2021	*	AC; CG
Gregory L. Wells (67)	Independent Business Advisor	2012	**	AC; CC

* Before their election to the Company’s Board of Directors, Mr. Craig served on the Bank’s board since 1998, and each of the other directors serving since 2021 previously served on the board of Fauquier Bankshares, Inc. ("Fauquier Bankshares").

** Includes continuous service on the Board of the Bank prior to the Bank's reorganization into a holding company form of ownership.

*** AC - Audit and Compliance Committee; CC - Compensation Committee; and CG - Corporate Governance Committee.

The Board of Directors of the Company recommends that shareholders vote “FOR” the election of each of these nominees. Unless otherwise indicated on the proxy, the proxy holder(s) will vote “FOR” the election of these nominees.

The following biographies of the nominees standing for election contain information regarding the person’s business experience, public company director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and/or skills that caused the Board of Directors to determine the person should serve as a director of the Company. Unless otherwise noted, the person has held their current position for at least five years. All nominees also serve on the board of directors of Virginia National Bank.

John B. Adams, Jr. serves as non-executive vice chairman of the Company and Virginia National Bank. Mr. Adams also serves as President and Chief Executive Officer of Bowman Companies, Inc., primarily a family real estate holding company, and was a director of Universal Corporation, a publicly traded company headquartered in Richmond, Virginia, from 2003 to 2018. He was President and Chief Executive Officer of A. Smith Bowman Distillery from 1989 to 2003. Mr. Adams served as chairman of The National Theatre in Washington, D.C. for 38 years and has served on the foundation boards of several higher education institutions. As a result of his various leadership roles, Mr. Adams brings to the Board valuable insight and business acumen, along with significant business expertise. Prior to joining the Company and Virginia National Bank boards in April 2021, Mr. Adams served as a director of Fauquier Bankshares and The Fauquier Bank from 2002 to March 2021. He was chairman of Fauquier Bankshares and The Fauquier Bank from 2010 to March 2021.

Kevin T. Carter is the managing director for Lansdowne Resort in Leesburg, Virginia. Mr. Carter formerly served as the President of Guests, Inc., a full-service hotel management company headquartered in Strasburg, Virginia, from October 2016 to December 2020 and served as the managing director for the Airlie Foundation from November 2000 to October 2016. He has been in the hospitality field for 43 years, serving on the management teams of some of the country’s most notable properties including the U.S. Grant Hotel, Intercontinental Hotel San Diego, Rancho Valencia Resort, Kiawah Island Resort, Bald Head Island Resort and The Founders Inn. Mr. Carter is currently serving as Vice Chairman of the Board of Supervisors for Fauquier County, Virginia and has served on several boards, including Fauquier Hospital & Health System and the Path Foundation. Through his personal community involvement and his professional experience, Mr. Carter provides the Board with significant market knowledge and financial management skills. Prior to joining the Company and Virginia National Bank boards in April 2021, Mr. Carter served as a director of Fauquier Bankshares and The Fauquier Bank from 2016 to March 2021.

Hunter E. Craig is President of Hunter E. Craig Co., a residential, commercial and industrial property company. Since 1991, Mr. Craig has been a principal real estate broker with Georgetown Real Estate. Mr. Craig is involved in various business activities and civic organizations in the Charlottesville, Virginia area. As a lifelong resident of Charlottesville and a co-founder of Virginia National Bank, Mr. Craig provides a deep knowledge of local business conditions and has extensive community contacts. Mr. Craig has served as a director of the Company since 2020 and a director of Virginia National Bank since its formation in 1998.

William D. Dittmar, Jr. serves as the non-executive chairman of the Company and Virginia National Bank. Mr. Dittmar is the managing member of Enterprise Properties, LLC in Charlottesville, Virginia, which is the parent company for various real estate and commercial property subsidiaries, as well as other investments. In addition to his extensive business background as a corporate executive, real estate executive and project manager, Mr. Dittmar is also well-versed in economic issues. Mr. Dittmar has served as a director of the Company since its incorporation in 2013 and a director of Virginia National Bank since its formation in 1998.

Randolph D. Frostick is an attorney practicing primarily civil litigation involving real estate, commercial leasing, construction, business, and trust and estate matters. He is currently Of Counsel to Vanderpool, Frostick and Nishanian, P.C., a law firm located in Manassas, Virginia, which focuses primarily on civil litigation, business, employment, real estate transactions, financing, land use and development. Mr. Frostick co-founded the firm and was a shareholder, director, and officer of the law firm until 2020. Mr. Frostick has 42 years of experience as a civil trial attorney. In addition to practicing law, Mr. Frostick is actively involved in commercial leasing in Manassas, Virginia. Mr. Frostick brings to the Board insightful knowledge and valuable business expertise. Prior to joining the Company and Virginia National Bank boards in April 2021, Mr. Frostick served as a director of Fauquier Bankshares and The Fauquier Bank from 2009 through March 2021.

Linda M. Houston, retired, was employed with Merrill Lynch/Bank of America Corporation from 1987 to May 2017. From 2011 to 2017, director Houston served as managing director/division executive. Her prior roles with Merrill Lynch included head of Global Wealth and Investment Management Diversity and Inclusion Council, regional managing director, national marketing and sales manager, and managing director/market executive. director Houston has extensive experience in wealth and investment management, compliance and compensation practices. director Houston has served as a director of the Company and Virginia National Bank since 2018.

Jay B. Keyser has served as the chief executive of the William A. Hazel Family Office since 2015. He is also the manager of various real estate ventures and trustee of multiple trusts relating to the Hazel family. He currently serves on the board and was the Chief Executive Officer of William A. Hazel, Inc., a site construction company headquartered in Chantilly, Virginia, from June 2008 to December 2014. Mr. Keyser had served for 25 years in various capacities, including chief financial officer, of this construction entity. He received his Certified Public Accountant certification in 1982 and is a member of the American Institute of Certified Public Accountants and the Virginia Society of CPAs. Mr. Keyser brings vast business and financial management knowledge and experience to the Board. Prior to joining the Company and Virginia National Bank boards in April 2021, Mr. Keyser served as a director of Fauquier Bankshares and The Fauquier Bank from 2009 to March 2021.

Glenn W. Rust is President and Chief Executive Officer of the Company and Virginia National Bank. He has over 50 years of experience in financial services, technology and network systems design, security, corporate restructuring and government infrastructure analysis. He served as a substantial expert on internet security and banking while working with the National Infrastructure Advisory Council shortly after the September 11, 2001 attacks. Prior to joining Virginia National Bank in 2006, he held various executive management positions at Texas Commerce Bank, Chemical Bank, J.P. Morgan, Chase and Sterling Bank. Mr. Rust brings wide-ranging executive bank management experience to the Company, as well as expertise in successfully managing growth opportunities. Mr. Rust also serves on the board of, and provides advice and strategic counsel to, several charitable organizations in the Charlottesville, Houston and Washington, D.C. areas. Mr. Rust has served as a director of the Company since its incorporation in 2013 and a director of Virginia National Bank since 2006.

Sterling T. Strange, III is President and Chief Executive Officer of The Solution Design Group, Inc., an information technology software firm to the public sector and higher education industries, located in Warrenton, Virginia and Orlando, Florida. Prior to founding The Solution Design Group, Inc. in 2004, Mr. Strange was President and founder of Decision Support Technologies, Inc., a transportation software company that provided solutions and services to over 100 airports and seaports worldwide. Mr. Strange has served in senior management positions in both private and public companies for over 30 years. He provides valuable entrepreneurial experience and financial management expertise to the Board. Prior to joining the Company and Virginia National Bank boards in April 2021, Mr. Strange served as a director of Fauquier Bankshares and The Fauquier Bank from 2007 to March 2021.

Gregory L. Wells is currently working as an independent business advisor. He was the Chief Executive Officer of ACAC Fitness and Wellness Centers from 2006 until 2020. ACAC has operations in Charlottesville and Richmond, Virginia, in West Chester, Pennsylvania, and in Baltimore and Germantown, Maryland. He also served as a board member of PT@ACAC, a joint venture between Legacy Management, Inc. and Sentara Martha Jefferson Hospital. Prior to joining ACAC in 2006, he was the Chief Executive Officer and an owner of Mailing Services of Virginia in Charlottesville and held executive positions with the former Centel Corporation. Mr. Wells has experience in leading companies of various sizes, including responsibilities for finance, strategic planning, operations, business development, marketing and human resources. Mr. Wells has served as a director of the Company since its incorporation in 2013 and a director of Virginia National Bank since 2012.

PROPOSAL 2 – ADVISORY (NON-BINDING) VOTE

TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers pursuant to requirements of the Dodd-Frank Act and rules of the Securities and Exchange Commission ("SEC"). The named executive officers of the Company are identified in “Summary Compensation Table” on page 13. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse the Company’s executive pay program, which is outlined in “Executive Compensation.” Accordingly, shareholders of the Company are being asked to approve the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section of this proxy statement.”

Approval of the proposed resolution requires that the votes cast “FOR” the resolution exceed the votes cast “AGAINST” the resolution.

The Company believes its compensation policies and procedures are aligned with the long-term interests of its shareholders. Because this vote is advisory only, it will not be binding upon the Board of Directors. However, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation recommendations and decisions.

The Board of Directors recommends that shareholders vote “FOR” approval of the named executive officers’ compensation. Unless otherwise indicated on the proxy, the proxy holder(s) will vote “FOR” approval of this proposal.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee of the Board of Directors (sometimes referred to as the “Audit Committee”), under Rule 10A-3 of the Securities Exchange Act of 1934 and the committee’s charter, has the sole authority to appoint or replace the Company’s independent registered public accounting firm. The Audit Committee has appointed Yount, Hyde & Barbour, P.C. as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2024. The Audit Committee seeks shareholder ratification of this appointment. Yount, Hyde & Barbour, P.C. has acted as the Company’s independent registered public accounting firm and has reported on consolidated financial statements since 1998. Representative(s) from Yount, Hyde & Barbour, P.C. are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The appointment of the independent registered public accounting firm will be ratified if the votes cast “FOR” ratification exceeds votes cast “AGAINST” ratification.

Should the shareholders not ratify the selection of Yount, Hyde & Barbour, P.C., it is contemplated that the appointment of Yount, Hyde & Barbour, P.C. will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be taken into consideration for the selection of the independent registered public accounting firm for the coming year.

The Board of Directors recommends that shareholders vote “FOR” ratification of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Unless otherwise indicated on the proxy, the proxy holder(s) will vote “FOR” ratification.

INFORMATION ABOUT THE BOARD OF DIRECTORS

AND BOARD COMMITTEES

Compensation of Directors

The following table provides information concerning the compensation of non-employee directors of the Company who served at any time during 2023 for service on the boards and board committees of the Company and the Bank. The cash fees were paid as retainers for serving on the Boards of the Company and the Bank during 2023. Mr. Rust, as an executive officer, did not receive separate compensation for serving on the Board.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
John B. Adams, Jr.	$25,039	$59,961	$85,000
Steven W. Blaine	$25,039	$59,961	$85,000
Kevin T. Carter	$25,039	$59,961	$85,000
Hunter E. Craig	$25,039	$59,961	$85,000
William D. Dittmar, Jr.	$25,008	$79,992	$105,000
Randolph D. Frostick	$25,039	$59,961	$85,000
Linda M. Houston	$25,039	$59,961	$85,000
Jay B. Keyser	$25,039	$59,961	$85,000
Sterling T. Strange, III	$25,039	$59,961	$85,000
Gregory L. Wells	$25,039	$59,961	$85,000
(1)
The value included in the table above is the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB’s ASC Topic 718”). In 2023, non-employee directors received restricted stock awards of 1,832 shares, with the exception of director Dittmar, who received 2,444 shares. As of December 31, 2023, (a) directors Blaine, Craig, Houston and Wells each had 3,587 shares of unvested restricted stock and unexercised options for 3,937 shares, (b) director Dittmar had 4,617 shares of unvested restricted stock and unexercised options for 3,937 shares, and (c) directors Adams, Carter, Frostick, Keyser and Strange each had 3,134 shares of unvested restricted stock.

Meetings of the Board of Directors; Director Attendance

There were 10 meetings of the Board of Directors in 2023. Each incumbent director who served on the Board in 2023 attended at least 75% of the meetings of the Boards and of the committees of the Board on which they served during 2023. Board members are encouraged to attend the Annual Meeting of Shareholders, and all directors serving on the Company’s Board at the time of the 2023 Annual Meeting of Shareholders attended that meeting.

Independence of Directors

Using the independence definitions and corporate governance requirements of Nasdaq (the “Nasdaq Standard”), the Board has determined that the following nine (9) of the eleven (11) current directors, are independent: directors Adams, Blaine, Carter, Craig, Frostick, Houston, Keyser, Strange and Wells. The Board considered the lease payments made to, and received from, entities controlled by Mr. Craig, in evaluating his independence in accordance with the Nasdaq Standard and determined that such lease payments do not impair his independence. Mr. Dittmar is not independent because lease payments made by the Bank to an entity for which Mr. Dittmar is the manager and indirect owner, as described under “Related Person Transactions" on page 19, would be considered compensation in excess of Nasdaq Standard limits. Mr. Rust, who serves as an executive officer of the Company, is not independent.

Committees of the Board

The Board of Directors has standing audit, compensation and corporate governance committees.

Audit and Compliance Committee ("Audit Committee"). The directors currently serving on the Audit Committee are directors Keyser (chair), Frostick, Craig, Houston, Strange and Wells. The primary function of the Audit Committee is to direct and monitor the internal audit and control functions and to select the Company’s independent registered public accounting firm. The Board of Directors has determined that (a) Mr. Keyser is an “audit committee financial expert,” and (b) each member of the Audit Committee is “independent” under the Nasdaq Standard. The Audit Committee met five times during 2023. The charter of the Audit Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Joint Compensation Committee (“Compensation Committee"). The directors currently serving on the Compensation Committee of the Company and the Bank are directors Adams (chair), Carter, Frostick, Houston and Wells. Each current member of the Compensation Committee is “independent” under the Nasdaq Standard. The primary function of the Compensation Committee is to review and make recommendations to the Board of Directors with respect to director compensation and the Company’s executive compensation and compensation policies, and to administer the Company’s stock incentive plans. The Compensation Committee met two times during 2023. The charter of the Compensation Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Corporate Governance Committee. The directors currently serving on the Corporate Governance Committee are directors Frostick (chair), Dittmar, Houston and Strange. The primary function of the Corporate Governance Committee is to make recommendations to the full Board of Directors on matters of corporate governance, including the independence of directors and nominees. This Committee has no regular meeting schedule, but generally meets in the first quarter of each year to review and make recommendations to the Board regarding independence of directors and is otherwise available to address corporate governance matters with respect to which the full Board requests guidance. The Corporate Governance Committee met one time during 2023. The charter of the Corporate Governance Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Nominating Procedures

The Company’s Board of Directors does not currently have a standing nominating committee. The entire Board is involved in identifying nominee candidates, and the Corporate Governance Committee assists with determining independence and/or performing other duties as may be requested. Any nominees for director must be recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors, subject to Section 2.6 of the Company’s Bylaws.

In terms of the qualifications for nominees, the Board considers a number of factors, based on a matrix developed by the Board, in the context of the perceived needs of the Board at that point in time to complement the existing board composition. Although the Board has not adopted a formal policy relating to diversity, the Board considers a number of diverse attributes, characteristics, experiences and skills including, but not limited to: board and management experience; business and professional expertise; geographic representation and community involvement in the Company’s market area; business and other relationships with the Company and its subsidiaries; independence; potential competition or other conflicts with the Company’s business; gender; race; and availability to attend Board meetings. A nominee candidate must also complete a questionnaire designed to gather information required to be disclosed in the proxy statement as a nominee and other information about the candidate’s background and experience.

While the Board has not established any formal policies for consideration of director candidates recommended by shareholders, nominations of persons for election to the Board may be made at an annual meeting by a shareholder in accordance with the Company’s Bylaws. See “Shareholder Nominations and Proposals” on page 21.

Board Leadership Structure and Role in Risk Oversight

Since 2007, the positions of Chief Executive Officer and Chairman of the Board have been separated. The current leadership structure, which allows the non-executive Chairman to maintain a more objective role in management of Board functions and the Board’s oversight of management, is deemed appropriate and effective by the Board at this time. While the Company’s management has responsibility for direct, day-to-day management of the Company, the Board has a significant role in oversight of risk. Officers are generally ratified by the Board annually, upon the recommendation of the Chief Executive Officer. The Board approves all significant policies which guide the Company’s officers and other employees in the discharge of their duties. Programs are established to monitor compliance with the policies, and compliance reviews and audits are reported to the Audit Committee. While the Board committees outlined above generally perform a more direct role in overseeing specific areas of risk, each committee provides full reports to the Board on any significant or material findings.

Board Diversity Matrix (as of April 15, 2024)

Total Number of Directors - 11
Part I: Gender Identity	Female	Male	Did Not Disclose
Directors	1	9	1
Part II: Demographic Background
White	1	7
Two or More Races or Ethnicities		1
Did Not Disclose			2

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the name and position of each of the executive officers of the Company. These individuals are referred to throughout this document as “executive officers.” The executive officers identified in the “Summary Compensation Table” on page 13 are referred to as “named executive officers” or "NEOs." Unless otherwise indicated, each of these officers has served as an executive officer of the Company for at least five years:

Name (Age)	Information about Executive Officers
Glenn W. Rust (68)

President and Chief Executive Officer of the Company and Virginia National Bank. He served as President of Virginia National Bank from November 2006 through March 2021, from June 2021 to December 2021 and December 2023 to present. He served as Chief Executive Officer of the Bank from July 2007 to March 2021 and June 2021 to present.

Virginia R. Bayes (63)

Chief Banking Officer and Executive Vice President of Virginia National Bank. Ms. Bayes joined the Bank in 1998 and was named an executive officer in January 2011. Ms. Bayes was Chief Credit Officer of Virginia National Bank from 2011 to November 2023. In November 2023, Ms. Bayes assumed the role of Chief Banking Officer.

Donna G. Shewmake (63)

General Counsel, Executive Vice President and Corporate Secretary of the Company and Virginia National Bank. Ms. Shewmake joined the Bank in June 2008 as General Counsel and Executive Vice President, and was named Secretary and an executive officer in May 2009.

Tara Y. Harrison (55)

Chief Financial Officer and Executive Vice President of the Company and Virginia National Bank. Ms. Harrison joined the Bank in October 2016 and was named Chief Financial Officer and Executive Vice President in February 2017.

Compensation Discussion

Philosophy and Objectives of the Company’s Compensation Program. The Board believes compensation of its executive officers should reflect and support the Company’s strategic and financial performance goals, the primary goal being the creation of long-term value for the shareholders of the Company, while protecting the interests of the depositors of the Bank. The philosophy behind the compensation program is to provide both cash compensation, in the form of salaries and bonuses, as well as stock incentives, in an effort to promote an ownership mentality among the executive officers and other key individuals within the Company and its affiliates.

The Compensation Committee is tasked with reviewing and making recommendations regarding the Company’s executive compensation policies to ensure they are (i) competitive, (ii) performance-based, and (iii) consistent with the Company’s annual and long-term business objectives. The Compensation Committee is also responsible for administering the Company’s stock incentive plans.

The Compensation Committee specifically reviews and makes recommendations to the Board regarding the compensation of the President and Chief Executive Officer (“CEO”) of the Company and its affiliates based on reasonableness, competitiveness and relationship to performance. In determining the compensation to recommend for the CEO, the Compensation Committee reviews certain established bank performance metrics and goals. During 2022 and 2023, the Compensation Committee considered whether the cash compensation and the stock incentive awards made to the CEO were reasonable and reflective of the merger-related efforts and positive impact on the Company and shareholder value. The Compensation Committee also considered whether the cash compensation and the stock incentive awards motivate him to remain at the Company. In 2022, the Compensation Committee recommended, based on the CEO’s performance in 2021, that (a) his salary be increased to $500,000, (b) he be given a $200,000 cash bonus, and (c) he receive 5,580 shares restricted stock vesting in equal annual installments over four years. In 2023, the Compensation Committee recommended, based on the CEO’s performance in 2022, that (a) his salary remain at $500,000, (b) he be given a $150,000 cash bonus, and (c) he receive 8,400 shares restricted stock vesting in equal annual installments over four years. The Board approved the Compensation Committee’s recommendations in both 2022 and 2023, and the salary increases were effective during those years.

For 2022 and 2023, the CEO established the compensation for the other NEOs. The compensation of the Company's NEOs is designed to be reflective of the level of responsibility and the performance of the executive officer relative to the positive impact on the Company and shareholder values.

During 2022 and 2023, no compensation consultants were engaged or used by the Compensation Committee, the Board of Directors or management with respect to executive compensation. The Compensation Committee and management do use certain compensation surveys and information available from various organizations.

Composition of Compensation. There are four primary components of executive compensation, as follows: base salary; cash bonuses; stock option grants or other stock awards under the Company’s stock incentive plans; and benefits.

Base Salary. Base salary provides competitive levels of compensation to executives, in accordance with their experience, duties and responsibilities. Base salaries are necessary to recruit and retain executives, and base salary adjustments are reflective of an individual’s performance or changed responsibilities.

Cash Bonuses. Cash bonuses are designed to align the interests of executive officers with the Company’s shareholders by rewarding officers based on the performance of the Company; such bonuses are discretionary and, for Mr. Rust, subject to Board approval.

Stock Option Grants and Other Stock Incentive Awards. Periodically, stock option grants, restricted and unrestricted stock grants, or other awards under the Company’s stock incentive plans may be awarded to executive officers and others within the Company and its affiliates whose performance is critical to the ongoing success of the Company. Stock options that have been granted have a ten-year term and typically vest evenly over a four-year or five-year period. All outstanding options have an exercise price equal to the closing price of the Company’s common stock on the date of the grant. The Company may also grant stock, restricted stock or other stock awards, which may vest immediately or over time. The actual value that may be realized by an option holder or by the recipient of a stock grant or other stock incentive award is tied to the appreciation of the

Company’s common stock, thereby aligning the option holders’ or recipients’ interests with those of the Company’s other shareholders.

In addition to the restricted stock awarded to Mr. Rust in 2022 and 2023, each of the other NEOs received 2,500 shares of restricted stock granted in November 2022 with a five-year vesting schedule. No restricted stock or stock options were granted to the other NEOs in 2023. Outstanding stock options and restricted stock granted to the NEOs in 2023 and certain prior years are included on page 14 in “Outstanding Equity Awards at Fiscal Year-End.”

Benefits.

401(k) Profit Sharing Plan. The Company has a 401(k) plan which is available to all employees. Employees are able to elect the amount to contribute, not to exceed a maximum amount as determined by IRS regulations. The Company matches 100% of the first 6% of employee contributions. Matching contributions, as well as employee contributions, are fully vested immediately. “Vesting” refers to the rights of ownership to the assets in the 401(k) accounts.

Health and Welfare Benefits. The Company also offers health and welfare benefits to the executive officers and others within the Company, including medical, dental and vision insurance, group term life insurance, disability insurance and flexible spending accounts.

Split-Dollar Life Insurance. The Company has certain split-dollar insurance or bank-owned life insurance (“BOLI”) arrangements with each named executive officer and certain other senior officers of the Company and/or its subsidiaries. Under these BOLI arrangements, the Company is the owner of, and pays all premiums for, insurance policies on an officer’s life. Upon the death of the insured officer, a portion of the death benefit will be paid to beneficiary(ies) designated by the officer, subject to the terms and restrictions of the split-dollar endorsement agreement between the officer and the Company, and the balance is paid to the Company.

Perquisites. Perquisites may be granted to executive officers and other employees, after proper consideration of the business need. Perquisites may include memberships in local clubs and the provision of a bank-owned automobile that will be primarily used for Company business. All perquisites represent a small portion of the Company’s compensation program, and those for the NEOs are disclosed according to regulations in the “Summary Compensation Table” on page 13.

Executive and Change in Control Arrangements. The Company entered into an amended and restated management continuity agreement (a “Management Continuity Agreement”) with each of Mr. Rust, Ms. Bayes, Ms. Harrison and Ms. Shewmake on September 28, 2020.

Under the terms of each Management Continuity Agreement, in event of a “change in control” (as defined in the agreement) of the Company, the Company or its successor is required to continue to employ each executive officer for a period of two years following the date of the change in control with commensurate authority, responsibilities, compensation and benefits for that period. If, within six months prior to a change in control of the Company or during the above-described employment period, an executive officer’s employment terminates without “cause” or for “good reason” (each as defined in the agreement), such executive officer is entitled to receive (i) a lump sum cash payment equal to two times the sum of (A) the executive officer’s annual base salary in effect at termination, plus (B) the average annual bonus paid or payable to the executive officer for the two most recently completed years, plus (C) any amounts contributed by the executive officer during the most recently completed year pursuant to a salary reduction agreement or any other program that provides for pre-tax salary reductions or compensation deferrals; (ii) continuation of employee welfare benefits for up to 18 months following the date of termination; and (iii) a lump sum cash payment equal to the Company’s contributions to the executive officer’s account in the Company’s sponsored 401(k) plan for the two-year period prior to termination of employment. The severance benefits will be reduced to the extent necessary to avoid the imposition of the golden parachute excise taxes under Section 4999 of the Internal Revenue Code. Each Management Continuity Agreement also provides that any incentive based compensation or award an executive officer receives will be subject to clawback by the Company as may be required by applicable law or stock exchange listing requirement and on such basis as the Board determines.

As defined in each Management Continuity Agreement, the term “change in control” includes, among other things, the acquisition by any person or group of 30% or more of the Company’s outstanding shares of common stock (excluding issuance directly from the Company), individuals who serve on the Board (including successors whose nominations were approved by at least two-thirds of the Board) cease to constitute a majority of the Board, certain merger transactions, and the consummation of a sale of all or substantially all of the Company’s assets.

Each of Mr. Rust, Ms. Bayes, Ms. Harrison and Ms. Shewmake is also a party to a Non-Disclosure, Non-Solicitation and Non-Competition Agreement (a “Non-Competition Agreement”) with Virginia National Bank that was entered into on May 18, 2020 pursuant to which each of the executive officers has agreed (a) to protect and not disclose the confidential and proprietary information of Virginia National Bank or its affiliates, (b) for a period of 12 months following the termination of the executive officer’s employment for any reason, not to solicit the customers or employees of Virginia National Bank or its affiliates, or to provide services or interfere with customers of Virginia National Bank or its affiliates, and (c) for a period of three months following the voluntary termination of the executive officer’s employment for any reason or involuntary termination of executive officer’s employment for “cause” (as defined in the agreement), not to engage in any activity or work that competes with the business of Virginia National Bank or its affiliates that is the same or substantially similar to services previously provided by the executive officer within a 30-mile radius of his/her office location, or within any other office location where the executive officer worked within the previous 12 months. Under the terms of each Management Continuity Agreement, the provisions of the Non-Competition Agreements will survive termination of the executive officer’s employment except the non-competition provisions will not apply after the executive officer ceases to be employed by Virginia National following a change in control unless the executive officer is entitled to receive severance benefits provided under the Management Continuity Agreement in connection with termination of his/her employment without cause or for good reason.

Summary Compensation Table

The following table sets forth, for the periods indicated, certain information concerning the compensation of the NEOs:

Name and Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total

Glenn W. Rust	2023	$500,000	$150,000	$274,932	$80,830	$1,005,762
President and Chief Executive Officer (Principal Executive Officer)	2022	$500,000	$200,000	$200,043	$75,122	$975,165
Virginia R. Bayes	2023	$344,400	-	-	$25,494	$369,894
Chief Banking Officer and Executive Vice President, Virginia National Bank	2022	$330,733	$7,600	$82,500	$22,007	$442,840
Donna G. Shewmake	2023	$296,342	-	-	$25,333	$321,675
General Counsel, Executive Vice President and Secretary	2022	$284,582	$9,889	$82,500	$23,716	$400,687
Tara Y. Harrison	2023	$290,958	-	-	$22,655	$313,613
Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer)	2022	$279,412	$10,145	$82,500	$19,145	$391,202

_________________

(1)
Stock awards consist of restricted stock granted to Mr. Rust in both 2023 and 2022 that vests over a four-year period and restricted stock granted to Ms. Bayes and Ms. Shewmake in 2022 that vests over a five-year period, as described in the following table. The value indicated is the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. Assumptions utilized in such valuation estimates are described in Note 19 – Stock Incentive Plans, in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
(2)
Amounts shown in the "All Other Compensation" column are detailed in the following table:

Name and Position	Year	Company Contributions to 401(k) Plans	Club Memberships	Group Term Life Insurance, Disability and BOLI	Company Vehicle	Information Technology Budget	Health and Wellness Benefit	Tax gross-ups (1)	Total

Glenn W. Rust	2023	$19,800	$18,632	$19,205	$14,966	$3,352	$1,082	$3,793	$80,830
President and Chief Executive Officer (Principal Executive Officer)	2022	$18,300	$16,471	$16,519	$16,657	$3,932	$1,032	$2,211	$75,122
Virginia R. Bayes	2023	$16,947	-	$7,071	-	-	-	$1,476	$25,494
Chief Banking Officer and Executive Vice President, Virginia National Bank	2022	$14,880	-	$6,014	-	-	-	$1,113	$22,007
Donna G. Shewmake	2023	$17,780	-	$6,132	-	-	-	$1,421	$25,333
General Counsel, Executive Vice President and Secretary	2022	$16,923	-	$5,704	-	-	-	$1,089	$23,716
Tara Y. Harrison	2023	$17,458	-	$4,002	-	-	-	$1,195	$22,655
Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer)	2022	$15,919	-	$2,337	-	-	-	$889	$19,145

_________________

(1) The amounts in this column reflect the tax gross-ups for a portion of imputed income related to restricted stock awards and premiums paid for bank-owned life insurance.

Outstanding Equity Awards at Fiscal Year-End 2023

The following table provides certain information on unexercised options and restricted stock held by each of the NEOs as of December 31, 2023. There were no other equity awards outstanding to the NEOs.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Glenn W. Rust (1)	8,400	-	$39.52	04/18/2028	2,513	$86,397
Glenn W. Rust (2)	9,600	2,400	$37.25	10/15/2029	4,185	$143,880
Glenn W. Rust (3)	15,600	10,400	$26.00	03/24/2030	8,400	$288,792
Virginia R. Bayes (4)	5,512	-	$42.62	05/16/2028	625	$21,488
Virginia R. Bayes (5)	6,000	4,000	$23.75	09/22/2030	2,000	$68,760
Virginia R. Bayes (6)	2,200	2,200	$36.14	09/29/2031
Donna G. Shewmake (4)	5,512	-	$42.62	05/16/2028	625	$21,488
Donna G. Shewmake (5)	6,000	4,000	$23.75	09/22/2030	2,000	$68,760
Donna G. Shewmake (6)	2,200	2,200	$36.14	09/29/2031
Tara Y. Harrison (4)	5,512	-	$42.62	05/16/2028	625	$21,488
Tara Y. Harrison (5)	5,000	4,000	$23.75	09/22/2030	2,000	$68,760
Tara Y. Harrison (6)	2,200	2,200	$36.14	09/29/2031

_______________

(1)
Options vest in five equal annual installments beginning April 19, 2019, and restricted stock vests in four equal annual installments beginning February 24, 2022.
(2)
Options vest in five equal annual installments beginning October 16, 2020 and restricted stock vests in four equal annual installments beginning February 23, 2023.
(3)
Options vest in five equal annual installments beginning March 25, 2021 and restricted stock vests in four equal annual installments beginning April 28 2024.
(4)
Options vest in five equal annual installments beginning May 17, 2019, and restricted stock vests in four equal annual installments beginning May 8, 2021.
(5)
Options vest in five equal annual installments beginning September 23, 2021, and restricted stock vests in five equal annual installments beginning November 1, 2023.
(6)
Options vest in four equal annual installments beginning September 30, 2022.

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table ("SCT"), as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in our SCT, as well as the adjusted values required in this section for the 2021, 2022 and 2023 calendar years. Note that for our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on TSR (3)	Net Income
2023	$1,005,762	$1,155,029	$335,061	$342,601	$141.23	$19,262,929
2022	$975,165	$983,392	$421,764	$435,784	$144.88	$23,437,900
2021	$782,514	$828,891	$335,468	$332,616	$144.56	$10,070,643

(1)

The amounts reflect the amounts reported in the SCT as total compensation for Mr. Rust, who was the principal executive officer ("PEO") for all years presented, and the average for each year of total compensation for the other NEOs as reported in the SCT. The other NEOs for 2021 and 2022 were Ms. Bayes and Ms. Shewmake and the other NEOs for 2023 were Ms. Bayes, Ms. Shewmake and Ms. Harrison.

(2)

Compensation actually paid to the PEO and Non-PEO NEOs represents total compensation reported in the SCT, with certain adjustments as described below. Compensation actually paid differs from the amount shown in the SCT and does not represent the total amount earned or the total amount paid in any particular year. Total compensation, as reported in the SCT, was adjusted by (a) removing the grant date fair value of stock awards granted in each year, as determined under ASC Topic 718; (b) including with respect to outstanding restricted stock awards for each year (i) the year-end fair value of any awards granted during the year that are outstanding and unvested as of the end of the year; (ii) the change in fair value as of the end of the year (from the end of the prior year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year, and (iii) for awards granted in prior years that vested in the applicable year, the change in fair value as of the vesting date (from the end of the prior year); and (c) the amount of dividends paid on unvested restricted stock awards.

(3)

Total shareholder return ("TSR") is calculated assuming a fixed investment of $100 in the Company’s common stock based on the closing price on December 31, 2020, the last trading day prior to January 1, 2021, assuming reinvestment of dividends, through and including the end of each fiscal year. The amount for 2021 represents the one-year total shareholder return, the amount for 2022 represents the two-year total shareholder return and the amount for 2023 represents the three-year total shareholder return.

The amounts of the adjustments that were added to (or deducted from) the SCT total for the PEO to arrive at compensation actually paid to the PEO for each year are shown in the table below:

Adjustments to determine compensation "actually paid" for PEO	2023	2022	2021
Deduction for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$(150,000)	$(200,043)	$(150,000)
Year-end fair value of awards granted during year that remained unvested at year-end	$288,792	$204,563	$190,347
Change in fair value from prior year-end to year-end of awards granted in a prior year that were outstanding and unvested at year-end	$(15,271)	$(4,598)	$-
Change in fair value from prior year-end to vesting date of awards granted in a prior year that vested during year	$7,714	$(2,914)	$-
Increase based on dividends paid during year prior to vesting	$18,032	$11,219	$6,030
Total adjustments	$149,267	$8,226	$46,377

The amounts of the adjustments that were added to (or deducted from) the SCT total for the NEOs other than the PEO to arrive at compensation actually paid to non-PEO NEOs for each year are shown in the following table:

Adjustments to determine compensation "actually paid" for non-PEO NEOs	2023	2022	2021
Deduction for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$-	$(82,500)	$-
Deduction for amounts reported under the "Option Awards" column in the Summary Compensation Table	$-	$-	$(25,705)
Year-end fair value of awards granted during year that remained unvested at year-end	$-	$91,650	$-
Change in fair value from prior year-end to year-end of awards granted in a prior year that were outstanding and unvested at year-end	$(5,985)	$(1,830)	$25,484
Change in fair value from prior year-end to vesting date of awards granted in a prior year that vested during year	$8,864	$3,813	$(5,818)
Increase based on dividends paid during year prior to vesting	$4,661	$2,888	$3,188
Total adjustments	$7,540	$14,020	$(2,851)

The relationship between (i) the executive compensation actually paid to the PEO and the average compensation actually paid to the NEOs other than the PEO and (ii) cumulative TSR on the Company’s common stock is shown below:

Compensation Actually Paid and Total Shareholder Return
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Compensation Actually Paid
$150.00
$145.00
$140.00
$135.00
$130.00
Total Shareholder Return
2021
2022
2023
Compensation actually paid to PEO
Average compensation actually paid to other NEOs
TSR for Virginia National Bankshares

The relationship between (i) the executive compensation actually paid to the PEO and the average compensation actually paid to the NEOs other than the PEO and (ii) net income of the Company for the last two years is shown below:

Compensation Actually Paid and Net Income
Compensation Actually Paid
$1,200,000.00
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$-
Net Income
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2021
2022
2023
Compensation actually paid to PEO
Average compensation actually paid to other NEOs
Net Income

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

The table below identifies all persons known to the Company to own beneficially more than 5% of our outstanding common shares as of April 15, 2024:

	Amount and Nature of Beneficial Ownership of Common Shares		Percentage of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	289,756	(1)	5.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	291,965	(2)	5.4%

(1) Information based solely on a Schedule 13G filed on February 2, 2024. BlackRock had sole voting power with respect to 284,921 shares and sole dispositive power with respect to 289,756 shares.

(2) Information based solely on a Schedule 13G filed on February 13, 2024. Vanguard had shared voting power with respect to 2,145 shares, sole dispositive power with respect to 287,967 shares and shared dispositive power with respect to 3,998 shares.

The following table sets forth certain information concerning beneficial ownership of the Company’s common stock, as of April 15, 2024, by each director, nominee and named executive officer and by all directors, nominees and executive officers as a group.

	Shares of Common Stock Beneficially Owned
Name	Number of Shares (1)		Percent of Class
John B. Adams, Jr.	23,480	(2)	*
Virginia R. Bayes	32,792	(3)	*
Steven W. Blaine	13,069	(4)	*
Kevin T. Carter	11,360	(3)	*
Hunter E. Craig	239,139	(5)	4.43%
William D. Dittmar, Jr.	222,089		4.12%
Randolph D. Frostick	12,668		*
Tara Y. Harrison	23,077		*
Linda M. Houston	14,716	(3)	*
Jay B. Keyser	14,936	(6)	*
Glenn W. Rust	99,154		1.83%
Donna G. Shewmake	24,508		*
Sterling T. Strange, III	11,124		*
Gregory L. Wells	19,558		*
Directors and Executive Officers as a Group (14 persons)	761,670		13.88%

_______________

 Represents less than one percent of the Company’s common stock outstanding as of April 15, 2024.

(1) Fractional shares are not included. All shares reported are held with sole investment power and sole voting power except as noted. Number of shares reported includes shares that may be acquired within 60 days through the exercise of stock options granted under the Company’s incentive stock option plans as follows: Ms. Bayes and Ms. Shewmake, 13,712 shares; Directors Blaine, Craig, Dittmar, Houston and Wells, 3,397 shares; Ms. Harrison, 12,712 shares; and Mr. Rust, 38,800 shares.

(2) 16,662 of the shares owned by director Adams are pledged.

(3) Includes shares held with shared voting and investment power with a spouse or shares held by a spouse as follows: Ms. Bayes, 126 shares; director Carter, 685 shares; and director Houston, 925 shares.

(4) 5,146 of the shares owned by director Blaine are pledged.

(5) 227,407 of the shares owned by director Craig are pledged.

(6) Includes (a) 3,033 shares held in director Keyser’s revocable trust over which director Keyser shares voting and investment powers with his spouse and (b) 6,168 shares held in a limited liability company over which director Keyser has sole voting and dispositive powers.

The Company currently does not have any policies with respect to financial instruments or transactions in derivative securities or otherwise that hedge or offset any decrease in the market value of the Company’s common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each of the Company’s directors, executive officers and persons who own more than 10% of the Company’s securities is required to file reports of ownership and changes in ownership of the Company’s securities with the SEC and to provide copies of such reports to the Company. To the Company’s knowledge, based solely on a review of the information and reports furnished to the Company, the Company believes that all reporting persons timely filed all reports required under Section 16(a) during 2023.

RELATED PERSON TRANSACTIONS

Certain of the Company’s directors and officers, and certain immediate family members and/or associated entities, are customers of the Company’s affiliates and have had transactions in the ordinary course of business with the affiliates, including loan, deposit, asset management, leases and other transactions. All such banking transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and did not involve more than a normal risk of collection or present any unfavorable features for the Bank. All credit transactions involving officers and directors are reviewed and approved pursuant to the Bank’s established underwriting procedures, and all credit transactions involving executive officers and directors, and/or entities with which such persons are associated, are reported to the board of directors of the Bank.

The Company had business dealings or entered into non-banking transactions with directors of the Company or with entities in which a director or principal shareholder is owner, principal or has a beneficial interest of 10% or more since January 1, 2021. The Company has not adopted a formal written policy that covers the review and approval of director and other related person transactions by the Board; however, the Board, as a matter of practice, reviews all such significant transactions for approval. All such dealings and transactions have been on substantially the same terms as those prevailing at the time for comparable business dealings and transactions with unrelated persons. From January 1, 2023 through April 15, 2024, Virginia National Bank made lease and other payments of $679,667 to or for the benefit of Pantops Park, LLC, of which William D. Dittmar, Jr., chairman of the Virginia National Board, is the manager and indirect owner, under a ground lease executed in 2005. During 2022, Virginia National Bank made lease and other payments of $528,198 for the benefit of Pantops Park, LLC. The Company has engaged in non-banking transactions with other related persons of the Company; however, the amount of such payments made to, or received by, the Company did not exceed the disclosure threshold of $120,000.

INDEPENDENT AUDITORS

The Company has selected Yount, Hyde & Barbour, P.C. to serve as independent registered public accounting firm for the Company in 2024. This firm audited the books and records of the Company for 2023 and 2022. The Company and its affiliates incurred the fees and out-of-pocket expenses shown in the table below for audit and other professional services provided by Yount, Hyde & Barbour, P.C., for or during the fiscal years ended December 31, 2023 and December 31, 2022.

Description	2023	2022
Audit Fees (1)	$220,611	$190,122
Audit-related Fees (2)	12,000	11,300
Tax Fees (3)	13,400	12,200
Total Fees	$246,011	$213,622

_______________

(1)
Audit fees: Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2) Audit‐related fees: Audi-related fees consist of the audit of the Bank’s 401(k) Plan.

(3) Tax fees: Preparation of federal and state income tax returns and consultation on tax-related matters.

In every case, the scope of all audit services and permissible non-audit services provided by Yount, Hyde & Barbour, P.C. was pre-approved by the Company’s Audit Committee. The Audit Committee was directly responsible for the appointment, compensation, retention and oversight of Yount, Hyde & Barbour, P.C., which reported directly to the Audit Committee.

Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting to make a statement if they desire to do so and to answer questions shareholder(s) may have.

Yount, Hyde & Barbour, P.C. has advised the Company that neither it, nor any of its members, has any direct financial interest or material indirect financial interest in the securities of the Company, or any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee (the “Audit Committee”) is authorized by the Board to: (A) provide independent oversight with the Company’s independent registered public accounting firm; (B) monitor the Company’s (i) accounting practices, procedures and policies, (ii) financial reporting processes, (iii) compliance of the Company’s consolidated financial statements and internal controls with applicable requirements and (iv) compliance with applicable banking and securities regulatory requirements; and (C) evaluate the Company’s system of internal controls, internal audit function (whether outsourced or conducted in-house) and related areas.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and with Yount, Hyde and Barbour, P.C. (“YHB”), independent registered public accounting firm. The Audit Committee has also reviewed and discussed with YHB the matters required to be discussed by the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independence of the firm.

In performing all of these functions, the Audit Committee acts only in an oversight capacity, relying on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

March 27, 2024 Jay B. Keyser, Chair

Hunter E. Craig

Randolph D. Frostick

Linda M. Houston

Sterling T. Strange, III

Gregory L. Wells

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all the directors, officers and employees of the Company and its subsidiaries, including the Company’s principal executive officer and principal financial officer. The Company’s Code of Ethics is available on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may communicate with all or any member of the Board of Directors by addressing correspondence to the “Board of Directors,” or to the individual director, in care of the Corporate Secretary of Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in the case of correspondence addressed to the “Board of Directors”) or to any named individual director.

OTHER MATTERS

The Company is not aware of any other matters to come before the Annual Meeting. If other matters are properly raised at the Annual Meeting, the proxy holder(s) will vote the proxy in their discretion.

SHAREHOLDER NOMINATIONS AND PROPOSALS

The Company’s Bylaws provide that, in addition to any other applicable requirements, for any nomination of a director or other business to be properly brought before an annual meeting by a shareholder, the shareholder must provide written notice to the Company at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. For the 2025 annual meeting of shareholders, notice must be delivered to the Corporate Secretary no later than March 29, 2025. The notification must contain certain information as provided in the Company’s Bylaws. Any proposed nomination or business not in compliance with the requirements of the Company’s Bylaws shall be disregarded. A copy of the Company’s Bylaws is available at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.” A copy may also be requested by contacting the Corporate Secretary at the address below.

In order for a shareholder proposal to be considered for inclusion in the Company’s proxy materials relating to its 2025 annual meeting of shareholders pursuant to SEC regulations, it must be received by the Company no later than December 30, 2024.

Shareholder notifications and proposals should be sent to the attention of the Corporate Secretary, Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC, is being made available with this proxy statement. Shareholders may also request, without charge, a copy of the Company’s 2023 Annual Report on Form 10-K by writing to the Corporate Secretary, Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting of VIRGINIA NATIONAL BANKSHARES CORPORATION To Be Held On: June 27, 2024 at 10:00 a.m. Eastern Time at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, Virginia 22911 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER You are receiving this notice because you have shares in this company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before June 13, 2024. Please visit www.vnbcorp.com/proxy, where the following materials are available for view: Notice of Annual Meeting and Proxy Statement Annual Report on Form 10-K TO REQUEST MATERIALS: PLEASE USE THE CONTROL NUMBER IN THE BOX TO THE RIGHT ABOVE TO REQUEST MATERIALS THROUGH ONE OF THE THREE FOLLOWING METHODS: TELEPHONE: 888-Proxy-NA (888-776-9962) 201-299-6210 (for international callers) E-MAIL: Help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 5:00 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call. MAIL: You may request a paper proxy card by following the instructions above TO REQUEST MATERIALS. BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSALS 2 & 3. 1. Election of the following persons as directors to serve until the next annual meeting of shareholders NOMINEES: John B. Adams, Jr. Kevin T. Carter Hunter E. Craig William D. Dittmar, Jr. Randolph D. Frostick Linda M. Houston Jay B. Keyser Glenn W. Rust Sterling T. Strange, III Gregory L. Wells 2. Advisory (non-binding) approval of the Company’s executive compensation. 3. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024. 4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. Please note that you cannot use this notice to vote by mail.

To Our Friends and Fellow Shareholders: The Directors and Staff of Virginia National Bankshares Corporation Cordially Invite You to Join Them for an Informal Discussion Immediately Following the Formal Annual Meeting VIRGINIA NATIONAL BANKSHARES CORPORATION This Proxy is solicited on behalf of the Board of Directors The shareholder(s) hereby appoint(s) Virginia R. Bayes, Gregory L. Wells and Sterling T. Strange, III, any of whom may act alone and with full power of substitution, as proxies, to represent and vote all shares of Virginia National Bankshares Corporation (the “Company”) of the shareholder(s) at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 27, 2024 at 10:00 a.m. Eastern Time at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, Virginia 22911, or any adjournment or postponement thereof, on each of the matters listed on the reverse side of this proxy card. This proxy, when properly executed, will be voted in the manner directed by the shareholder signing on the reverse side of this proxy card, voting online or by telephone. If no direction is made, this proxy will be voted FOR all director nominees in Proposal 1 and FOR Proposals 2 and 3. (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF VIRGINIA NATIONAL BANKSHARES CORPORATION June 27, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 5:00 PM Eastern Time the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS' MEETING TO BE HELD ON JUNE 27, 2024 A complete set of proxy materials related to Virginia National Bankshares Corporation's 2024 Annual Meeting of Shareholders (the “Meeting”) is available on the internet at www.vnbcorp.com/proxy. The materials available include the Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of Proxy and the Annual Report on Form 10-K for the year ended December 31, 2023. The matters to be acted upon are set forth below. Execution of a proxy will not affect a registered shareholder's right to attend the Meeting and vote in person. Any registered shareholder who has executed and returned a proxy may revoke it by attending the Meeting and voting in person. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 21030300000000000000 4 062724 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSALS 2 & 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of the following persons as directors to serve until the next annual meeting of shareholders FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: John B. Adams, Jr. O Kevin T. Carter O Hunter E. Craig O William D. Dittmar, Jr. O Randolph D. Frostick O Linda M. Houston O Jay B. Keyser O Glenn W. Rust O Sterling T. Strange, III O Gregory L. Wells INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 2. Advisory (non-binding) approval of the Company’s executive compensation. FOR AGAINST ABSTAIN 3. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024. FOR AGAINST ABSTAIN 4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. This Proxy will be voted as specified. If no specification is made, this Proxy will be voted in accordance with the recommendations of the Board of Directors. PLEASE COMPLETE THIS PROXY ABOVE, SIGN BELOW AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. Execution of a Proxy will not affect a registered shareholder’s right to attend the meeting and vote in person. Any registered shareholder who has executed and returned a Proxy may revoke it by attending the meeting and voting in person. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF VIRGINIA NATIONAL BANKSHARES CORPORATION June 27, 2024 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS' MEETING TO BE HELD ON JUNE 27, 2024 A complete set of proxy materials related to Virginia National Bankshares Corporation's 2024 Annual Meeting of Shareholders (the “Meeting”) is available on the internet at www.vnbcorp.com/proxy. The materials available include the Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of Proxy and the Annual Report on Form 10-K for the year ended December 31, 2023. The matters to be acted upon are set forth below. Execution of a proxy will not affect a registered shareholder's right to attend the Meeting and vote in person. Any registered shareholder who has executed and returned a proxy may revoke it by attending the Meeting and voting in person. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 21030300000000000000 4 062724 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSALS 2 & 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of the following persons as directors to serve until the next annual meeting of shareholders FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: John B. Adams, Jr. Kevin T. Carter Hunter E. Craig William D. Dittmar, Jr. Randolph D. Frostick Linda M. Houston Jay B. Keyser Glenn W. Rust Sterling T. Strange, III Gregory L. Wells INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 2. Advisory (non-binding) approval of the Company’s executive compensation. FOR AGAINST ABSTAIN 3. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024. FOR AGAINST ABSTAIN 4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. This Proxy will be voted as specified. If no specification is made, this Proxy will be voted in accordance with the recommendations of the Board of Directors. PLEASE COMPLETE THIS PROXY ABOVE, SIGN BELOW AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. Execution of a Proxy will not affect a registered shareholder’s right to attend the meeting and vote in person. Any registered shareholder who has executed and returned a Proxy may revoke it by attending the meeting and voting in person. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.